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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               September 17, 2001
                        (Date of earliest event reported)

                              Openwave Systems Inc.
             (Exact name of Registrant as specified in its charter)


          Delaware                      000-25687                       94-3219054
 (State of incorporation or       (Commission File No.)      (IRS Employer Identification No.)
        organization)




                             1400 Seaport Boulevard
                                Redwood City, CA
                    (Address of principal executive offices)


                                      94063
                                   (zip code)


                                 (650) 480-8000
              (Registrant's telephone number, including area code)



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Item 5.           Other Events.

         On September 17, 2001, Openwave Systems Inc. (the "Company") issued a press release announcing a stock repurchase program. A copy of the press release issued by the Company on September 17, 2001 concerning the program is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.           Exhibits.

 99.1             Press Release, dated September 17, 2001.




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                                    SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.



                                    OPENWAVE SYSTEMS INC.

                                    By:    /s/ Alan J. Black
                                         ---------------------------------------
                                    Name:  Alan J. Black
                                    Title: Senior Vice President, Corporate
                                           Affairs and Chief Financial Officer

Date:  September 17, 2001



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EXHIBIT INDEX

Exhibit                    Description
-------                    -----------
99.1                       Press Release, dated September 17, 2001.